UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2010

2-TRACK GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-89208	41-2036671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1270 Broadway #208 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 927-3820

35 Argo House

Kilburn Park Road

London, UK NW6 5LF

011-44-20-7644-0472

(Registrant’s former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On April 15, 2010 2-Track Global, Inc. (“2-Track”) was unable to timely complete and file its annual report on Form 10-K due to a lack of funds. On May 17, 2010 the grace period established by the OTCBB under FINRA Rule 6530 for filing 2-Track’s Form 10-K expired during which time 2-Track was unable to prepare and file its Form 10-K. Consequently, as of May 18, 2010, 2-Track’s common stock will be delisted from trading on the OTCBB.

2-Track is currently seeking funding to complete its Form 10-K and first quarter Form 10-Q at which time it would seek to be re-listed on the OTCBB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	2-TRACK GLOBAL, INC.

	By:	/s/ Woosun Jung
Woosun Jung, Chief Executive Officer